UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2021

GameStop Corp.
(Exact name of Registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051
(817) 424-2000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	GME	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed by GameStop Corp. (the “Company”), on March 29, 2021, Chris R. Homeister, Executive Vice President and Chief Merchandising Officer of the Company, notified the Company of his intent to resign his employment with the Company citing diminished responsibilities. On April 28, 2021, the Company and Mr. Homeister entered into a Transition and Separation Agreement (the “Transition Agreement”). The Transition Agreement provides for Mr. Homeister’s resignation from employment with the Company following a transition period ending June 2, 2021. Following such resignation and subject to his execution of, and the irrevocability of, a general release, Mr. Homeister will become entitled to the payments, rights and benefits associated with a “Good Reason” resignation under his employment agreement with the Company. Mr. Homeister’s employment agreement with the Company was previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 30, 2019. During his remaining period of employment, Mr. Homeister will continue to serve as the Company’s Chief Merchandising Officer or, if the Company requests, as a Senior Adviser, to enable an orderly transfer of his duties to his successor. The foregoing description of the Transition Agreement is not complete and is qualified by reference to the full text of the Transition Agreement, a copy of which is filed herewith as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description

10.1        Transition and Separation Agreement, dated April 28, 2021, between GameStop Corp. and Chris R. Homeister.
104        Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date: April 30, 2021	By:	/s/ Diana Saadeh-Jajeh
Name: Diana Saadeh-Jajeh Title: Senior Vice President and Interim Chief Financial Officer